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                                                                   Exhibit 10(a)
     STEPHEN E. ROTH
DIRECT LINE: (202) 383-0158
Internet: sroth@sablaw.com


                                 April 25, 2000


Board of Directors
GE Life and Annuity Assurance
 Company
6610 West Broad Street
Richmond, VA 23230

     Re    GE Life & Annuity Separate Account 4
           ------------------------------------

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain variable annuity policies (File No. 33-17428). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                        Very truly yours,

                                        SUTHERLAND ASBILL & BRENNAN LLP

                                        By: /s/ Stephen E. Roth
                                           ----------------------------
                                            Stephen E. Roth